Financial assets, liabilities and financial result (excluding Orange Bank) - Net financial debt - Perpetual bonds (Details) - Perpetual bonds redeemable for shares [member] € in Millions	Jan. 28, 2020 EUR (€) instrument
Disclosure of financial assets [line items]
Number of TDIRA purchased | instrument	12,749
Perpetual bonds redeemable for shares, purchases, notional amount | €	€ 180
Number of TDIRA outstanding | instrument	45,232
Notional amount | €	€ 638